Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2014
Other Long-Term Liabilities

21    Other long-term liabilities

(in millions of Canadian dollars)	2014	2013
Provision for environmental remediation, net of current portion(1)	$75	$76
Provision for restructuring, net of current portion(2) (Note 4)	13	21
Deferred gains on sale leaseback transactions	25	31
Deferred revenue on rights-of-way license agreements, net of current portion	33	31
Stock-based compensation liabilities, net of current portion	145	69
Asset retirement obligations (Note 22)	23	24
Deferred retirement compensation	24	16
Deferred hedging losses (Note 20)	25	–
Other, net of current portion	69	70

Total other long-term liabilities	$432	$338

(1) As at December 31, 2014, the aggregate provision for environmental remediation, including the current portion was $91 million (2013 – $90 million).

(2) As at December 31, 2014, the aggregate provision for restructuring, including the current portion was $24 million (2013 – $50 million).

The deferred revenue on rights-of-way license agreements, and deferred gains on sale leaseback transactions are being amortized to income on a straight-line basis over the related lease terms. Deferred income credits are being amortized over the life of the related asset.

Environmental remediation accruals

Environmental remediation accruals cover site-specific remediation programs. The estimate of the probable costs to be incurred in the remediation of properties contaminated by past railway use reflects the nature of contamination at individual sites according to typical activities and scale of operations conducted. CP has developed remediation strategies for each property based on the nature and extent of the contamination, as well as the location of the property and surrounding areas that may be adversely affected by the presence of contaminants, considering available technologies, treatment and disposal facilities and the acceptability of site-specific plans based on the local regulatory environment. Site-specific plans range from containment and risk management of the contaminants through to the removal and treatment of the contaminants and affected soils and ground water. The details of the estimates reflect the environmental liability at each property. Provisions for environmental remediation costs are recorded in “Other long-term liabilities”, except for the current portion which is recorded in “Accounts payable and accrued liabilities”. Payments are expected to be made over 10 years to 2024.

The accruals for environmental remediation represent CP’s best estimate of its probable future obligation and include both asserted and unasserted claims, without reduction for anticipated recoveries from third parties. Although the recorded accruals include CP’s best estimate of all probable costs, CP’s total environmental remediation costs cannot be predicted with certainty. Accruals for environmental remediation may change from time to time as new information about previously untested sites becomes known, environmental laws and regulations evolve and advances are made in environmental remediation technology. The accruals may also vary as the courts decide legal proceedings against outside parties responsible for contamination. These potential charges, which cannot be quantified at this time, may materially affect income in the particular period in which a charge is recognized. Costs related to existing, but as yet unknown, or future contamination will be accrued in the period in which they become probable and reasonably estimable. Changes to costs are reflected as changes to “Other long-term liabilities” or “Accounts payable and accrued liabilities” on the Consolidated Balance Sheets and to “Purchased services and other” within operating expenses on the Consolidated Statements of Income. The amount charged to income in 2014 was $4 million (2013 – $6 million; 2012 – $4 million).